                            COLUMBIA FUNDS TRUST III
                           COLUMBIA WORLD EQUITY FUND
                                  (THE "FUND")

                              ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621
                                 1-866-348-1468

                                January 4, 2006

Dear Shareholder:

I am writing to you to ask for your vote on the following important matter that affects your investment in the Fund: the approval of an amendment to the Fund's fundamental investment restriction relating to industry concentration. If approved, this amendment will allow the Fund greater flexibility, consistent with its investment objective, to pursue investment opportunities outside of the public utilities industry.

Included in this booklet is information about the upcoming meeting of shareholders of the Fund (the "Special Meeting"):

- A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND, which summarizes the issue on which you are being asked to vote; and

- A PROXY STATEMENT FOR THE SPECIAL MEETING, which provides more detailed information on the specific issue being considered at the Special Meeting.

Although we would like very much to have each shareholder attend this meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed proxy card(s) promptly. YOUR PROXY CARD AND A POSTAGE-PAID ENVELOPE ARE ENCLOSED FOR MAILING, AND INTERNET VOTING INSTRUCTIONS ARE LISTED AT THE TOP OF YOUR PROXY CARD(S).

Your vote is important. A prompt response on your part will help to ensure that your interests are represented and will save your Fund from incurring additional expenses to obtain your vote. If you have any questions about the proposal, please call a Columbia customer service representative at (866) 348-1468 or contact your financial advisor.

Sincerely yours,


Christopher L. Wilson
President

                            COLUMBIA FUNDS TRUST III
                           COLUMBIA WORLD EQUITY FUND

                                  (THE "FUND")

                              ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621
                                 1-866-348-1468

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 17, 2006

To the Shareholders of the Fund:

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Fund (the "Meeting") will be held at the offices of the Fund at One Financial Center, Boston, Massachusetts, on February 17, 2006, at 10:00 a.m. Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1. To approve an amendment to the Fund's fundamental investment restriction with respect to industry concentration; and

2. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

The Board of Trustees has fixed the close of business on December 20, 2005, as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

By order of the Board of Trustees,


R. Scott Henderson
Secretary of the Fund

January 4, 2006


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                     COLUMBIA FUNDS TRUST III (THE "TRUST")
                     COLUMBIA WORLD EQUITY FUND (THE "FUND")

                              ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621
                                 1-866-348-1468

                                 PROXY STATEMENT

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 17, 2006

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Trust's Board of Trustees (the "Board" or the "Trustees") for use at the special meeting of the shareholders of the Fund (the "Meeting") to be held at the offices of the Fund, One Financial Center, Boston, Massachusetts, on February 17, 2006, at 10:00 a.m. Boston time, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about January 4, 2006. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Fund consider and take action upon the proposal listed in the Notice (the "Proposal"). This Proxy Statement contains information you should know before voting on the Proposal. As described in greater detail below, shareholders are being asked to amend the Fund's fundamental investment restriction with respect to concentrating its investments in the public utilities industry. The Fund's investment advisor, Columbia Management Advisors, LLC ("Columbia Management") believes that the Fund's current policy of investing at least 25% of its total assets in securities of companies in the public utilities industry may limit the Fund's ability to pursue investment opportunities outside of the public utilities industry that Columbia Management believes are attractive and consistent with the Fund's investment objective.

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to the Proposal, shares will be voted as the Board recommends. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail ("e-mail") by officers and Trustees of the Fund, officers and employees of Columbia Management and other representatives of the Fund, as described below. The Fund will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Fund and its shareholders.

Shareholders of record at the close of business on December 20, 2005 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of the Fund on the Record Date are entitled to one vote for each whole share held and a proportionate fractional vote for each fractional share held, as to any matter on which they are entitled to vote.

I. PROPOSAL: AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATING INVESTMENTS IN THE PUBLIC UTILITIES INDUSTRY

As described below, the Trustees recommend that shareholders of the Fund approve a revision to the Fund's fundamental investment restriction with respect to concentrating investments in the public utilities industry. The purpose of the proposed change is to allow the Fund greater flexibility to pursue investment opportunities outside of the public utilities industry that Columbia Management, the Fund's investment advisor, believes are attractive and consistent with the Fund's investment objective.

BACKGROUND

The 1940 Act requires registered investment companies like the Fund to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote.

By revising the Fund's fundamental investment restriction with respect to concentrating investments in the public utilities industry, the Trustees believe that Columbia Management will be better able to pursue investment opportunities outside of the public utilities industry that Columbia Management believes are more attractive than investment opportunities in the public utilities industry.

Currently, the Fund has a fundamental restriction stating that:

     The Fund may not "[i]nvest more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry (excluding obligations of the U.S. government and repurchase agreements collateralized by obligations of the U.S. government), except that the Fund may invest without limit (but may not invest less than 25% of its total assets) in the securities of companies in the public utilities industry and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund."

Under applicable law, an investment company may not concentrate its investments in any industry or group of related industries without shareholder approval, and must concentrate its investments consistent with any policy to do so. An investment company that is not a money market fund may not reserve the flexibility to concentrate or not concentrate its investments. Although "concentration" is not defined in the 1940 Act, the Securities and Exchange Commission has generally regarded a fund as concentrating its investments in an industry if the fund invests more than 25% of its net assets in securities of issuers in that industry.

Before February 12, 2001, the Fund was a "World Utilities Fund" and, under normal market conditions, invested at least 65% of its total assets in U.S. and foreign securities of utility companies. Effective February 12, 2001, the Trustees approved a change to the Fund's name to make it a "World Equity Fund," and a change to its investment strategies to require the Fund to invest at least 50% of its total assets in U.S. and foreign securities of utility companies. Effective May 20, 2002, the Fund's investment strategies were further amended to require the Fund to invest at least 25% of its total assets in the securities of utility companies. The Fund's fundamental policy of concentrating its investments in the public utilities industry has not changed over this period. Columbia Management believes that the relative attractiveness of investment opportunities in the public utilities industry and other industries, in light of the Fund's current investment objectives and policies is such that it would be in the best interest of the Fund's shareholders to amend its fundamental policy regarding industry concentration.

The proposed amended fundamental investment restriction is as follows:

     "The Fund may not . . . [p]urchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

Amending this policy as shown above would conform the Fund's policy to the policy of other non-concentrated Columbia Funds.

REQUIRED VOTE

Shareholders of the Fund are entitled to vote on the Proposal. Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of
(i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

II.  OTHER INFORMATION

Certain additional information regarding Columbia Management and the Meeting is presented below.

MANAGEMENT

Columbia Management, located at One Financial Center, Boston, MA 02111, is the Fund's investment advisor. Columbia Management, a registered investment adviser, has been an investment adviser since 1969. Columbia Management is a wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which is a wholly owned subsidiary of Bank of America Corporation. Columbia Management Distributors, Inc. ("CMD," formerly named Columbia Funds Distributor, Inc.), located at One Financial Center, Boston, MA 02111, is the Fund's distributor. CMD is an indirectly owned subsidiary of CMG. Before June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. CMG is located at One Financial Center, Boston, MA 02111.



OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

The table in Appendix A lists for the Fund the total number of shares outstanding as of the close of business on December 20, 2005, for each class of the Fund's shares entitled to vote at the Meeting.

The table in Appendix B lists each holder of more than five percent of any class of shares of the Fund as of the close of business on November 30, 2005. The Trustees and officers of the Fund, in the aggregate, owned less than 1% of the Fund's outstanding shares as of November 30, 2005.

INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Fund's Secretary, by the execution of a later dated proxy, or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). Thirty percent of the shares of the Fund outstanding on the Record Date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund.

In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to the Proposal, withheld authority, abstentions and broker non-votes have the effect of a vote "against" the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

If a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on a proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting (without regard to abstentions and broker non-votes). If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

The Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the Fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement.

You may submit shareholder proposals c/o the Secretary of the Fund, One Financial Center, Boston, Massachusetts 02111-2621.

OTHER INFORMATION

THE FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THE REPORT, FREE OF CHARGE, BY WRITING TO COLUMBIA MANAGEMENT AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, OR BY CALLING
1-866-348-1468.

APPENDIX A -- SHARES OUTSTANDING AND ENTITLED TO VOTE

For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of December 20, 2005 was as follows:

        NUMBER OF SHARES OUTSTANDING
CLASS       AND ENTITLED TO VOTE
-----   ----------------------------
 A       5,980,988.838
 B       1,126,959.396
 C          96,981.129

APPENDIX B -- OWNERSHIP OF SHARES

CLASS   REGISTRATION                            SHARE BALANCE   PERCENT   CLASS TOTAL
-----   ------------                            -------------   -------   --------------
A       Citigroup Global Markets, Inc.           349,207.0940      5.79   6,029,164.3850
        333 W 34th St
        New York, NY 10001-2402


C       UBS Financial Services Inc                 5,798.7110      6.01      96,416.1240
        P.O. Box 3321
        1000 Harbor Blvd
        Weehawken, NJ 07086-6761


C       Merrill Lynch Pierce Fenner & Smith        6,369.3470      6.61      96,416.1240
        4800 Deer Lake Dr E FL 2
        Jacksonville, FL 32246-6484

(COLUMBIA MANAGEMENT. LOGO)                                        FORM OF PROXY

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 17, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke, Vincent P. Pietropaolo and James R. Bordewick, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on February 17, 2006 at 10:00 a.m. Boston Time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM
                                        VOTE VIA THE TELEPHONE: 1-866-837-1888

                                        NOTE:Please sign exactly as name appear
                                        hereon. Joint owners should each sign
                                        personally. When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such. If a corporation, please sign in
                                        corporate name by president or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.


                                        ----------------------------------------
                                        Shareholder sign here


                                        ----------------------------------------
                                        Co-owner sign here

                                        ----------------------------------------
                                        Date

COLUMBIA WORLD EQUITY FUND

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]

TO APPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATING INVESTMENTS IN THE PUBLIC UTILITIES INDUSTRY.

FOR   AGAINST   ABSTAIN
[ ]   [ ]       [ ]